American Century Mutual Funds, Inc.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

BALANCED FUND * CAPITAL GROWTH FUND * CAPITAL VALUE FUND
FOCUSED GROWTH FUND * FUNDAMENTAL EQUITY FUND * GIFTRUST® FUND
GROWTH FUND * HERITAGE FUND * NEW OPPORTUNITIES FUND
NEW OPPORTUNITIES II FUND * SELECT FUND * ULTRA® FUND
VEEDOT® FUND * VISTA(reg. sm) FUND

Supplement  dated January 13, 2006 * Statement of Additional  Information  dated
July 29, 2005

THE FOLLOWING PARAGRAPH REPLACES THE FOURTH PARAGRAPH ON PAGE 53:

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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